UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 11, 2014

Jos. A. Bank Clothiers, Inc.

(Exact Name of registrant as specified in its charter)

Delaware	0-23874	36-3189198
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 Hanover Pike, Hampstead, Maryland		21074
(Address of principal executive offices)		(Zip Code)

(410) 239-2700

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On March 11, 2014, Jos. A. Bank Clothiers, Inc. (the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with The Men’s Wearhouse, Inc., a Texas corporation (“Parent”) and Java Corp., a Delaware corporation and an indirect, wholly-owned Subsidiary of Parent (“Purchaser”). Pursuant to the Merger Agreement, and upon the terms and subject to the conditions thereof, Parent has agreed to cause Purchaser to amend its February 24, 2014 offer (such offer, as amended prior to the execution of the Merger Agreement, the “February Offer”) to purchase all of the outstanding shares of Common Stock, par value $0.01 per share, of the Company (the “Shares”), to (1) increase the purchase price from $63.50 to $65.00 per Share (the “Offer Price”), net to the seller in cash, without interest and less any required withholding taxes and (2) make such other amendments to reflect the execution, terms and other conditions of the Merger Agreement (the February Offer, as amended pursuant to the Merger Agreement, the “Offer”). The Merger Agreement and the transactions contemplated thereby were unanimously approved by the board of directors of the Company (the “Board”).

The Merger Agreement provides that the February Offer will be amended no later than seven business days after the date of the Merger Agreement, and will remain open for 15 business days after such amendment. Pursuant to the Merger Agreement, after the consummation of the Offer, and subject to the satisfaction or waiver of certain conditions set forth in the Merger Agreement, Purchaser will merge with and into the Company (the “Merger”), with the Company surviving as a wholly owned subsidiary of Parent. The Merger will be effected pursuant to Section 251(h) of the Delaware General Corporation Law (the “DGCL”), without any stockholder vote required with respect to the Merger. Upon completion of the Merger, each Share outstanding immediately prior to the effective time of the Merger (excluding those Shares that are held by Parent, the Company or any wholly-owned subsidiary of Parent or the Company and Shares owned by stockholders who have properly exercised any available rights of appraisal under Section 262 of the DGCL) will be canceled and converted into the right to receive the Offer Price in cash (without interest and subject to applicable withholding taxes).

Completion of the Offer is subject to customary conditions, including that there shall have been validly tendered and not validly withdrawn prior to the expiration of the Offer, when added to the number of Shares already owned by Parent, a majority of the Shares outstanding (determined on a fully diluted basis). Additionally, any waiting period (and extension thereof) applicable to the consummation of the Offer under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (the “HSR Act”) shall have expired or been terminated. If on the scheduled expiration date of the Offer, any of the conditions is not satisfied or waived, Parent shall cause Purchaser to extend the Offer for successive periods of time of up to 10 business days, provided that Purchaser shall not be required to extend the Offer past September 30, 2014.

The Merger Agreement contains representations, warranties and covenants of the parties customary for transactions of this type. The Company has also agreed not to solicit or initiate discussions with third parties regarding other proposals to acquire the Company, and it has agreed to certain restrictions on its ability to respond to such proposals, subject to the fulfillment of certain fiduciary requirements of the Board. The Merger Agreement also contains termination provisions for the Company and Parent and provides that, in connection with the termination of the Merger Agreement under specified circumstances involving competing transactions or a change in the Board’s recommendation, the Company may be required to pay Parent a termination fee of $60 million. Under other specified circumstances involving a failure to obtain clearance under the HSR Act, Parent may be required to pay the Company a termination fee of $75 million.

The Merger Agreement is attached to this Current Report on Form 8-K to provide the Company’s stockholders with information regarding the terms of the Merger Agreement and is not intended to modify or supplement any factual disclosures about the Company or Parent in the Company’s or Parent’s public reports filed with the Securities and Exchange Commission (the “SEC”). In particular, the Merger Agreement and this summary of terms are not intended to be, and should not be relied upon as, disclosures regarding any facts or circumstances relating to the Company or Parent. The representations and warranties have been negotiated with the principal purpose of (i) establishing the circumstances under which Purchaser may have the right not to consummate the Offer, or Parent or the Company may have the right to terminate the Merger Agreement, and (ii) allocating risk between the parties, rather than establishing matters as facts. The representations and warranties may also be subject to a contractual standard of materiality different from that generally applicable under federal securities laws.

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The disclosures set forth in Item 3.03 of this Current Report on Form 8-K are incorporated herein by reference.

The foregoing description of the Offer, Merger, and Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is attached as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 1.02. Termination of a Material Definitive Agreement.

On March 11, 2014, prior to the execution of the Merger Agreement, the Company terminated that certain Membership Interest Purchase Agreement (the “Purchase Agreement”), dated as of February 13, 2014, by and among Everest Topco LLC (“Everest Topco”), Everest Holdings LLC and the Company, as a result of the Board’s determination that the Offer constitutes a Superior Proposal (as defined in the Purchase Agreement). The Company paid in full to Everest Topco a termination fee of $48 million and reimbursed Everest Topco for certain expenses pursuant to the Purchase Agreement.

A copy of the Purchase Agreement is attached as Exhibit 2.1 to the Current Report on Form 8-K filed by the Company on February 14, 2014, and is incorporated herein by reference.

Item 3.03. Material Modification to Rights of Security Holders.

On March 11, 2014, prior to the execution of the Merger Agreement, the Board approved an amendment (the “Rights Amendment”) to the Rights Agreement, dated as of September 6, 2007, as amended, between the Company and Continental Stock Transfer & Trust Company, as rights agent (the “Rights Agreement”). The Rights Amendment renders the Rights Agreement inapplicable to the Offer, the Merger and the Merger Agreement and the transactions contemplated thereby. Specifically, the Rights Amendment, among other matters, provides that none of (i) the approval, execution, delivery, performance, consummation or public announcement of the Merger Agreement, (ii) the approval, commencement, consummation or public announcement of the Offer or Merger or (iii) the approval, execution, delivery, performance, commencement, consummation or public announcement of any of the other transactions contemplated by the Merger Agreement will result in either Parent or Purchaser being deemed an Acquiring Person (as such term is defined in the Rights Agreement) or give rise to any event that would result in the occurrence of a Shares Acquisition Date or a Distribution Date (as those terms are defined in the Rights Agreement). The Rights Amendment also provides that the Rights Agreement shall expire and terminate immediately prior to the Effective Time in accordance with the terms of the Merger Agreement.

A copy of the Rights Agreement as originally executed is attached as Exhibit 4.1 to the Current Report on Form 8-K filed by the Company on September 7, 2007, and is incorporated herein by reference. A copy of Amendment No. 1 to the Rights Agreement is attached as Exhibit 4.1 to the Current Report on Form 8-K filed by the Company on January 3, 2014, and is incorporated herein by reference. A copy of Amendment No. 2 to the Rights Agreement is attached as Exhibit 4.1 to the Current Report on Form 8-K filed by the Company on February 14, 2014, and is incorporated herein by reference. The foregoing description of the Rights Amendment does not purport to be complete and is qualified in its entirety by reference to the Rights Amendment, which is attached as Exhibit 4.1 to this Current Report on Form 8-K and incorporated herein by reference.

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Item 9.01. Exhibits.

(d)    Exhibits

Exhibit
Number	Description
2.1	Agreement and Plan of Merger, dated as of March 11, 2014, by and among The Men’s Wearhouse, Inc., Java Corp. and the Company*
4.1	Amendment No. 3 to Rights Agreement, dated March 11, 2014, by and between the Company and Continental Stock Transfer & Trust Company, as rights agent

*	The schedules to the Merger Agreement have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. The Company will furnish copies of such schedules to the SEC upon request.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Jos. A. Bank Clothiers, Inc.

By:	/s/ Charles D. Frazer
Name:	Charles D. Frazer
Title:	Senior Vice President – General Counsel

Date: March 11, 2014

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EXHIBIT INDEX

Exhibit
Number	Description
2.1	Agreement and Plan of Merger, dated as of March 11, 2014, by and among The Men’s Wearhouse, Inc., Java Corp. and the Company*
4.1	Amendment No. 3 to Rights Agreement, dated March 11, 2014, by and between the Company and Continental Stock Transfer & Trust Company, as rights agent

*	The schedules to the Merger Agreement have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. The Company will furnish copies of such schedules to the SEC upon request.

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